UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 31, 2004

APPLIED IMAGING CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 719-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 31, 2004, Applied Imaging Corp.’s Executive Vice President and Chief Financial Officer Barry Hotchkies resigned. Mr. Hotchkies was the Company’s principal financial and accounting officer. On September 2, 2004, the Company issued a press release announcing Mr. Hotchkies’ resignation and the appointment of Virginia M. Garcia as the Company’s principal financial and accounting officer during the interim period while the Company conducts a search for a permanent Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated September 2, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

By:	/s/ Carl Hull
Carl Hull President & Chief Executive Officer

Date: September 2, 2004

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EXHIBIT INDEX

ExhibitNo.	Description
99.1	Press release dated September 2, 2004

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